OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                       Mar-97


                                            Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                  Ending
Principal                  Scheduled          Prepaid            Liquidated        Contracts               Principal
Balance                    Principal          Principal          Principal         Repurchased             Balance
---------------------------------------------------------------------------------------------------------------------------------
183,625,717.12            (269,590.64)      (1,203,243.02)          0.00              0.00               182,152,883.46
=================================================================================================================================


REPORT DATE:  APRIL 6, 1997
POOL REPORT # 6
                                                                  Page 1 of 6




Scheduled                            Scheduled                                    Amount
Gross              Servicing         Pass Thru        Liquidation    Reserve      Available for    Limited    Total
Interest           Fee               Interest         Proceeds       Fund Draw    Distribution     Guarantee  Distribution
-------------------------------------------------------------------------------------------------------------------------------
1,615,861.37       153,021.43        1,462,839.94         0.00         0.00        3,088,695.03       0.00      3,088,695.03
===============================================================================================================================


Class A-6 Liquidity Account


        Beginning                                  Investment      Balance Before      Reserve        Reserve
         Balance        Deposits      Distrib.      Interest    Current Distribution   Fund Draw      Fund Deposit
----------------------------------------------------------------------------------------------------------------------
       301,669.13         0.00          0.00        551.38           302,220.51           0.00          0.00
======================================================================================================================


                                                         Reserve Fund Required Balance
                                                    -------------------------------------
Balance After                                            Before Current     After Current
Current Distribution    Excess                           Distribution       Distribution
----------------------------------                  --------------------------------------
302,220.51               551.38                           301,669.13         301,669.13
==================================                  ======================================


Class B-1 Liquidity Account

   Beginning                                Investment       Balance Before      Reserve     Reserve         Balance After
    Balance        Deposits     Distrib.     Interest     Current Distribution   Fund Draw   Fund Deposit    Current Distribution
-----------------------------------------------------------------------------------------------------------------------------------
   327,539.25        0.00         0.00       598.66            328,137.91           0.00       0.00          328,137.91
===================================================================================================================================



                                    Reserve Fund Required Balance
                                    -----------------------------------
                                    Before Current     After Current
    Excess                           Distribution       Distribution
-----------------------             -----------------------------------
    598.66                             327,539.25         327,539.25
=======================             ===================================





                                                      Certificate Account
---------------------------------------------------------------------------------------------------------------------------------
        Beginning                        Deposits                                        Investment               Ending
         Balance               Principal           Interest        Distributions          Interest                Balance
---------------------------------------------------------------------------------------------------------------------------------
     1,584,784.49            1,431,986.28         1,541,516.72     (3,112,010.42)          4,651.29             1,450,928.36
=================================================================================================================================


                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------
   Beginning              Recovered            Current            Ending
    Balances               Advances            Advances           Balance
--------------------------------------------------------------------------------
  2,869,775.66          2,845,036.22          426,111.42          450,850.86
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                  Mar-97

Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------
(a) Remittance date on or after September 2001                                             N


(b) Average 60 day Delinquency rate less than or equal to 5%                            #DIV/0!

(c) Average 30 day Delinquency rate less than or equal to 7%                            #DIV/0!


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Sep 2001- Feb 2003            7%                                           N
                March 2003-Feb 2004           8%                                           N
                March 2004 and thereafter     9%                                           N




(e) Current realized loss ratio less than or equal to 2.75%                                Y


(f) Does Class B Percentage equal or

     exceed                                   25.376%
     of stated scheduled pool balance

                Beginning B-1 balance                                     17,586,000.00

                Beginning B-2 balance                                      9,255,770.00
                                                                   --------------------

                                                                          26,841,770.00
                Divided by beginning pool
                balance                                                  183,625,717.12
                                                                   --------------------
                                                                                 14.618%   N
                                                                   ====================


REPORT DATE:  APRIL 6, 1997
POOL REPORT # 6

Page 2 of 6



 Average 60 day delinquency ratio:


                            Over 60s           Pool Balance            %
                       -----------------------------------------------------
 Current Mo                  713,625.07          182,152,883.46    0.39%
 1st Preceding Mo                  0.00               52,296.63    0.00%
 2nd Preceding Mo                  0.00                    0.00   #DIV/0!
                                                  Divided by         3
                                                               -------------
                                                                   #DIV/0!
                                                               =============

 Average 30 day delinquency ratio:


                            Over 30s           Pool Balance            %
                       --------------------------------------------------------
 Current Mo               1,687,179.66          182,152,883.46       0.93%
 1st Preceding Mo                 0.00            1,374,873.75       0.00%
 2nd Preceding Mo                 0.00                    0.00      #DIV/0!
                                                Divided by             3
                                                                 -------------
                                                                    #DIV/0!
                                                                 ==============

 Cumulative loss ratio:

                        Cumulative losses                    0.00
                                          ------------------------
 Divided by Initial Certificate Principal          185,107,770.00      0.000%
                                                                    ============


 Current realized loss ratio:

                       Liquidation                 Pool
                            Losses               Balance
                       -------------------------------------------
 Current Mo                0.00          182,152,883.46
 1st Preceding Mo          0.00                    0.00
 2nd Preceding Mo          0.00                    0.00
                                                        0.000%
                                                     =============

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                Mar-97




                                                                      Delinquency Analysis

                                                        31 to 59 days               60 to 89 days            90 days and Over
                    No. of          Principal                    Principal                 Principal                 Principal
                     Loans           Balance            #         Balance   #        Balance                 #        Balance
                     -----------------------------------------------------------------------------------------------------------
    Excluding Repos   5,288          182,017,204.64     35          973,554.59    15          534,148.57     1        43,797.68

              Repos       6              135,678.82      0                0.00     6          135,678.82     0             0.00
                     -----------------------------------------------------------------------------------------------------------

              Total     5,294          182,152,883.46     35          973,554.59    21          669,827.39     1      43,797.68
                    ============================================================================================================



REPORT DATE:  APRIL 6, 1997
POOL REPORT # 6
                                       Page 3 of 6




                                                                                 Repossession Analysis
                                                      Active Repos               Reversal       Current Month
                     Total Delinq.                    Outstanding              (Redemption)        Repos                  Cumulative
                                Principal                    Principal           Principal             Principal           Principal
                     #          Balance       #              Balance      #       Balance      #       Balance       #      Balance
                   -----------------------------------------------------------------------------------------------------------------
 Excluding Repos      51         1,551,500.84        6          135,678.82     0    0.00        5     113,777.70     6    135,678.82

           Repos       6           135,678.82
                   ------------------------------

           Total      57         1,687,179.66
                   ==============================

                     1.1%             0.93%
                   ==============================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                          Mar-97

REPOSSESSION LIQUIDATION REPORT



                                   Liquidated                                                                           Net
   Account        Customer         Principal           Sales          Insur.          Total        Repossession     Liquidation
   Number           Name            Balance          Proceeds         Refunds        Proceeds        Expenses        Proceeds
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                ----------------------------------------------------------------------------------------------------
                                               0.00              0.00          0.00      0.00            0.00            0.00
                                ====================================================================================================

                                                                                                                             0%



                                REPORT DATE:  APRIL 6, 1997
                                            POOL REPORT # 6


                                     Net              Current
   Account        Customer         Unrecov.           Pass Thru         Period Net       Cumulative
   Number           Name           Advances            Proceeds         Gain/(Loss)    Gain/(Loss)
------------------------------------------------------------------------------------------------------
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                                          0.00              0.00
                                ------------------------------------------------
                                         0.00             0.00              0.00           0.00
                                =================================================================


                                                                                  ===============


As a percentage of the aggregate cut-off date principal balance

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                             Mar-97

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                                       Original              Beginning             Beginning              Current
           Cert.                      Certificate           Certificate            Carryover             Principal
           Class                       Balances              Balances              Principal                Due
--------------------------------------------------------------------------------------------------------------------------
A-1                                  36,152,000.00         34,669,947.12                  0.00          1,472,833.66
A-1 Outstanding Writedown                                           0.00                                        0.00

A-2                                  32,798,000.00         32,798,000.00                  0.00                  0.00
A-2 Outstanding Writedown                                           0.00                                        0.00

A-3                                  23,683,000.00         23,683,000.00                  0.00                  0.00
A-3 Outstanding Writedown                                           0.00                                        0.00

A-4                                  11,771,000.00         11,771,000.00                  0.00                  0.00
A-4 Outstanding Writedown                                           0.00                                        0.00

A-5                                  37,665,000.00         37,665,000.00                  0.00                  0.00
A-5 Outstanding Writedown                                           0.00                                        0.00

A-6                                  16,197,000.00         16,197,000.00                  0.00                  0.00
A-6 Outstanding Writedown                                           0.00                                        0.00

B-1                                  17,586,000.00         17,586,000.00                  0.00                  0.00
B-1 Outstanding Writedown                                           0.00                                        0.00

B-2                                   9,255,770.00          9,255,770.00                  0.00                  0.00
B-2 Outstanding Writedown                                           0.00                                        0.00
                             ---------------------------------------------------------------------------------------------

                                    185,107,770.00        183,625,717.12                  0.00          1,472,833.66
                             =============================================================================================


REPORT DATE:  APRIL 6, 1997
POOL REPORT # 6





                                Current            Ending                            Ending                          Principal Paid
          Cert.                Principal         Carryover        Writedown        Certificate        Pool             Per $1,000
          Class                  Paid             Principal         Amounts          Balances         Factor           Denomination
------------------------------------------------------------------------------------------------------------------------------------
A-1                         1,472,833.66            0.00             0.00         33,197,113.46           91.82649%        40.74
A-1 Outstanding Writedown                                            0.00                  0.00            0.00             0.00

A-2                                 0.00            0.00             0.00         32,798,000.00          100.00000%         0.00
A-2 Outstanding Writedown                                            0.00                  0.00            0.00             0.00

A-3                                 0.00            0.00             0.00         23,683,000.00          100.00000%         0.00
A-3 Outstanding Writedown                                            0.00                  0.00            0.00             0.00

A-4                                 0.00            0.00             0.00         11,771,000.00          100.00000%         0.00
A-4 Outstanding Writedown                                            0.00                  0.00            0.00             0.00

A-5                                 0.00            0.00             0.00         37,665,000.00          100.00000%         0.00
A-5 Outstanding Writedown                                            0.00                  0.00            0.00             0.00

A-6                                 0.00            0.00             0.00         16,197,000.00          100.00000%         0.00
A-6 Outstanding Writedown                                            0.00                  0.00            0.00             0.00

B-1                                 0.00            0.00             0.00         17,586,000.00          100.00000%         0.00
B-1 Outstanding Writedown                                            0.00                  0.00            0.00             0.00

B-2                                 0.00            0.00             0.00          9,255,770.00          100.00000%         0.00
B-2 Outstanding Writedown                                            0.00                  0.00            0.00             0.00
                         -----------------------------------------------------------------------

                            1,472,833.66            0.00             0.00        182,152,883.46
                         =======================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT

REPORTING MONTH:                          Mar-97


CERTIFICATE INTEREST ANALYSIS


           Certificate              Remittance     Beginning          Current                Total                Interest
              Class                    Rate         Balance           Accrual                 Paid               Shortfall
                                  --------------------------------------------------------------------------------------------------
A-1                                  5.51750%       0.00           164,723.18             164,723.18                 0.00
A-1  Carryover Interest              0.00           0.00                 0.00                   0.00                 0.00
A-1  Writedown Interest              0.00           0.00                 0.00                   0.00                 0.00

A-2                                  6.40000%       0.00           174,922.67             174,922.67                 0.00
A-2  Carryover Interest              0.00           0.00                 0.00                   0.00                 0.00
A-2  Writedown Interest              0.00           0.00                 0.00                   0.00                 0.00

A-3                                  6.65000%       0.00           131,243.29             131,243.29                 0.00
A-3  Carryover Interest              0.00           0.00                 0.00                   0.00                 0.00
A-3  Writedown Interest              0.00           0.00                 0.00                   0.00                 0.00

A-4                                  6.85000%       0.00            67,192.79              67,192.79                 0.00
A-4  Carryover Interest              0.00           0.00                 0.00                   0.00                 0.00
A-4  Writedown Interest              0.00           0.00                 0.00                   0.00                 0.00

A-5                                  7.12500%       0.00           223,635.94             223,635.94                 0.00
A-5  Carryover Interest              0.00           0.00                 0.00                   0.00                 0.00
A-5  Writedown Interest              0.00           0.00                 0.00                   0.00                 0.00

A-6                                  7.45000%       0.00           100,556.38             100,556.38                 0.00
A-6  Carryover Interest              0.00           0.00                 0.00                   0.00                 0.00
A-6  Writedown Interest              0.00           0.00                 0.00                   0.00                 0.00

B-1                                  7.45000%       0.00           109,179.75             109,179.75                 0.00
B-1  Carryover Interest              0.00           0.00                 0.00                   0.00                 0.00
B-1  Writedown Interest              0.00           0.00                 0.00                   0.00                 0.00

B-2                                  8.02500%       0.00            61,897.96              61,897.96                 0.00
B-2  Carryover Interest              0.00           0.00                 0.00                   0.00                 0.00
B-2  Writedown Interest              0.00           0.00                 0.00                   0.00                 0.00

Limited Guarantee                                   0.00                 0.00                   0.00                 0.00

X                                                   0.00           429,487.99             429,487.99                 0.00

R                                                   0.00                 0.00                   0.00                 0.00

Service Fee                                         0.00           153,021.43             153,021.43                 0.00
                                       ---------------------------------------------------------------------------------------------

                                                    0.00         1,615,861.37           1,615,861.37                 0.00



REPORT DATE:  APRIL 6, 1997
POOL REPORT # 6

                                           Interest Paid
           Certificate       Ending          Per $1,000                Cert.                    TOTAL
              Class         Balance         Denomination               Class                 DISTRIBUTION
                          ---------------------------------------------------------------------------------------
A-1                           0.00              4.75                  A-1                    1,637,556.84
A-1  Carryover Interest       0.00              0.00
A-1  Writedown Interest       0.00              0.00

A-2                           0.00              5.33                  A-2                      174,922.67
A-2  Carryover Interest       0.00              0.00
A-2  Writedown Interest       0.00              0.00

A-3                           0.00              5.54                  A-3                      131,243.29
A-3  Carryover Interest       0.00              0.00
A-3  Writedown Interest       0.00              0.00

A-4                           0.00              5.71                  A-4                       67,192.79
A-4  Carryover Interest       0.00              0.00
A-4  Writedown Interest       0.00              0.00

A-5                           0.00              5.94                  A-5                      223,635.94
A-5  Carryover Interest       0.00              0.00
A-5  Writedown Interest       0.00              0.00

A-6                           0.00              6.21                  A-6                      100,556.38
A-6  Carryover Interest       0.00              0.00
A-6  Writedown Interest       0.00              0.00

B-1                           0.00              6.21                  B-1                      109,179.75
B-1  Carryover Interest       0.00              0.00
B-1  Writedown Interest       0.00              0.00

B-2                           0.00              6.69                  B-2                       61,897.96
B-2  Carryover Interest       0.00              0.00
B-2  Writedown Interest       0.00              0.00

Limited Guarantee             0.00                            Limited Guarantee                      0.00

X                             0.00                                     X                       429,487.99

R                             0.00                                     R                             0.00

Service Fee                   0.00                                                             153,021.43
                          ------                                                    ---------------------

    0.00                                                                                     3,088,695.03
                                                                                    =====================



Disbursed as follows
----------------------------------
X Proceeds to Class A-6 Liquidity Account                                   0.00
X Proceeds to Class B-1 Liquidity Account                                   0.00
Service Fee to Class B-1 Liquidity Account                                  0.00
                                                         -----------------------
                                                                    1,615,861.37
                                                         =======================